UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 15, 2010
Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.*

On April 15, 2010, Callaway Golf Company issued a press release captioned “Callaway Golf Company Releases Preliminary First Quarter 2010 Results.”  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.*

(c)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit 99.1	Press Release, dated April 15, 2010, captioned “Callaway Golf Company Releases Preliminary First Quarter 2010 Results.”

*  The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: April 15, 2010	By:	/s/ Brian P. Lynch
Name: Brian P. Lynch
Title: Vice President and Corporate Secretary

Exhibit Index

Exhibit Number                                                      Description

99.1	Press Release, dated April 15, 2010, captioned “Callaway Golf Company Releases Preliminary First Quarter 2010 Results.”